SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report - May 3, 2005
                        ORRSTOWN FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

 Pennsylvania                33-18888                        23-2530374
----------------         -----------------                 -------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of                Number)                    Identification
incorporation)                                                 Number)


77 East King Street
P. O. Box 250, Shippensburg, Pennsylvania                       17257
-----------------------------------------                   ------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (717) 532-6114
                                                          --------------



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

















                           Page 1 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          The Board of Directors for Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has declared a 5% stock dividend today.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.


                           Page 2 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          Not Applicable.

Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

               99   News Release, dated May 3, 2005 of Orrstown
                    Financial Services, Inc.












                           Page 3 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ORRSTOWN FINANCIAL SERVICES, INC.
                              (Registrant)


Dated:  May 3, 2005           /S/Bradley S. Everly
                              -----------------------------
                              Bradley S. Everly
                              Senior Vice President & CFO
                              Chief Financial Officer






































                           Page 4 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5



                                  EXHIBIT INDEX


                                                     Page Number
                                                     In Manually
 Exhibit                                           Signed Original

99             News Release, dated May 3, 2005,
               of Orrstown Financial Services,
               Inc.                                        6










































                           Page 5 of 7 Numbered Pages
                        Index to Exhibits Found on Page 5
                                                                      Exhibit 99

FOR IMMEDIATE RELEASE                                                   CONTACT:
                                                                Robert J. Gentry
                                                           Director of Marketing
                                                              717-530-3545 Phone
                                                                717-530-5664 Fax
                        Orrstown Financial Services, Inc.
                           Declares 5% Stock Dividend


      Shippensburg, PA (May 3, 2005) - The Board of Directors for Orrstown Financial Services, Inc. (OTC Bulletin Board: ORRF), the parent company of Orrstown Bank, has declared a 5% stock dividend today. The record date will be June 3rd and the dividend will be paid on June 29, 2005. Each shareholder will be granted a single share for each 20 shares owned as of the record date. There will be a cash payment for any fractional shares.

     Commenting on the news, Kenneth R. Shoemaker, President and Chief Executive Officer of the Company, stated, "I believe this action, when coupled with the 7.7% increase in our first quarter cash dividend, gives further evidence of our board's commitment to reward our shareholders for the outstanding performance of this company." Orrstown recently announced record earnings of $2.171 million or fully diluted per share earnings of $.41 for the first quarter of 2005. These represent increases of 20.2% and 20.6% respectively over the first quarter of 2004.

     With over $530 million in assets, Orrstown Financial Services, Inc., and its subsidiary, Orrstown Bank, provide a full range of consumer and business financial

                                   -- MORE --
services through thirteen banking offices in Cumberland and Franklin Counties of Pennsylvania. Orrstown Financial Services, Inc.'s stock is traded in the over-the-counter market under the symbol ORRF.

Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Orrstown Financial's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, and government regulation.